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                                                                   EXHIBIT 10.17

                              COMMON STOCK WARRANT

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS BY REASON OF EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND SUCH STATE SECURITIES LAWS AND MAY NOT BE SOLD, PLEDGED, ASSIGNED OR OTHERWISE DISPOSED OF IN ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR UNLESS, IN THE OPINION OF COUNSEL TO AMERICASDOCTOR.COM, INC., AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

                                     WARRANT

No.24 Warrant to Purchase a Number of Shares of Common Stock to be determined as set forth herein.

                            AMERICASDOCTOR.COM, INC.

            This certifies that, for value received, Tullis-Dickerson Capital Focus II, L.P., or its registered assigns, is entitled to subscribe for and purchase, at any time and from time to time during the Effective Period, a number of shares of duly authorized, validly issued, fully paid and non-assessable Common Stock, including fractional shares, equal to the Number of Shares at an exercise price of $0.01 per share, upon the terms and subject to the conditions hereinafter set forth.

      1. Definitions. For the purposes of this Warrant, the following terms have the following meanings:

            "Appraisal Procedure" shall mean a determination of Fair Value per share of Common Stock (on the basis set forth in the definition of that term and in Section 9 hereof) by an Appraiser selected by the Corporation and Two Thirds in Interest of the Holders, which Appraiser shall be directed to independently determine Fair Value per share of Common Stock as of the Effective Date of a Triggering Event and to submit its determination in writing to the Corporation and the Holders at the earliest practicable date, but in any event within 45 days following the selection of such Appraiser, provided that if the Corporation and Two Thirds in Interest of the Holders are unable to agree upon the selection of an Appraiser within 30 days, then each of the Corporation and Two Thirds in Interest of the Holders shall select an Appraiser who shall be directed to independently determine the Fair Value per share of Common Stock and to submit its determination in writing to the Corporation and the Holders at the earliest practicable date, but in any event within 45 days following the selection of both Appraisers. If the value determined by the Appraiser whose determination is the higher of the two appraisals does not exceed by more than ten percent (10%) the average of the values
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determined by each Appraiser, Fair Value per share of Common Stock shall be the average of the values determined by the two Appraisers. If the value determined by the Appraiser whose determination is the higher of the two appraisals does exceed by more than ten percent (10%) the average of the value determined by each Appraiser, then the two Appraisers shall, within 15 days following submission to the Corporation and the Holders of the later of such two appraisals, select a third independent Appraiser who shall be directed to determine Fair Value per share of Common Stock independently of the other Appraisers and to submit its determination in writing to the Corporation and the Holders at the earliest practicable date, but in any event within 15 days of such Appraiser's selection. The value determined by the Appraiser whose determination is the most discrepant from the average of the three appraisals shall be discarded, and Fair Value per share of Common Stock shall equal the average of the remaining two appraisals, except that if the highest and lowest appraisals are equally discrepant from the average of the three appraisals, Fair Value per share of Common Stock shall be such average. Fair Value per share of Common Stock shall in all cases be determined on the basis set forth in the definition of that term, and all Appraisers shall be so instructed.

            "Appraiser" shall mean an independent appraiser of recognized national standing.

            "Common Stock" shall mean the Corporation's Common Stock, par value $0.01 per share, and any Stock into which such Common Stock may hereafter be changed.

            "Common Stock Equivalents" shall mean any warrant, option or other right to subscribe for or purchase any shares of Common Stock or any evidences of indebtedness, shares of Stock or other securities which are or may be at any time convertible into or exchangeable for shares of Common Stock.

            "Composite Transactions Tape": A security price reporting service that includes all transactions in a security on each of the exchanges and in the over-the-counter market.

            "Corporation" shall mean America's Doctor, Inc., a Delaware corporation, and its successors and assigns.

            "Counsel" shall mean counsel to the Corporation.

            "Effective Date of a Triggering Event" shall mean the following:

            (a) with respect to a Triggering Event defined in clause (a) of the definition of Triggering Event, the closing date of such sale;

            (b) with respect to a Triggering Event defined in clause (b) or (c) of the definition of Triggering Event, the closing date of such sale, transfer or other disposition; and


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            (c) with respect to a Triggering Event defined in clause (d) of the definition of Triggering Event, the effective date of such merger or consolidation.

            "Effective Period" shall mean the period beginning on the Effective Date of a Triggering Event and ending on the later of (a) (i) with respect to a Triggering Event as defined in clause (a) of the definition of a Triggering Event, on such date which is five years after the Effective Date of a Triggering Event and (ii) with respect to a Triggering Event as defined in clause (b), (c) or (d) of the definition of a Triggering Event, on such date which is twelve months after the Effective Date of a Triggering Event and (b) twelve months after the final determination of the Number of Shares.

            "Exercise Price" shall mean the product of the Warrant Price and the Number of Shares.

            "Fair Market Value" shall mean the amount per share of Common Stock as determined in good faith by the board of directors of the Corporation based on an opinion of an independent investment banking firm reasonably acceptable to the majority in interest of the outstanding Warrants with an established national reputation as a value of securities.

            "Fair Value" per share of Common Stock as of any date shall mean:

                  (i) with respect to a Triggering Event of the type defined in clause (a) of the definition of a Triggering Event, if the registered securities are shares of Common Stock, then the price at which such shares of Common Stock are offered to the public, and if the registered securities are not shares of Common Stock, then the Common Stock price implied by the price at which such securities are offered to the public;

                  (ii) with respect to a Triggering Event of the type defined in clause (b) of the definition of a Triggering Event, an amount equal to the ratio of:

            (1)   the difference between:

                  (x) the sum of (A) the aggregate consideration received in connection with such sale (including the value of any cash, securities, tangible assets and intangible assets received and the value of any liabilities of the Corporation assumed by the acquiror), (B) the value of any assets retained by the Corporation after giving effect to such sale, and (C) the consideration which would be received by the Corporation upon the exercise, conversion or exchange of all outstanding Common Stock Equivalents, regardless of whether such Common Stock Equivalents are then exercisable, convertible or exchangeable, and


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                  (y) the value of any liabilities retained by the Corporation after giving effect to such sale, and

            (2) the number of shares of Common Stock outstanding determined on a Fully Diluted Basis as of the Effective Date of a Triggering Event (excluding all classes of preferred stock of the Corporation which were not converted to Common Stock in connection with such sale);

                  (iii) with respect to a Triggering Event of the type defined in clause (c) of the definition of a Triggering Event, the purchase price per share of Common Stock received in such sale; and

                  (iv) with respect to a Triggering Event of the type defined in clause (d) of the definition of a Triggering Event, the consideration per share of Common Stock received in such merger or consolidation.

The "Fair Value" of a number of shares of Common Stock as of any date shall mean the product of (a) Fair Value per share of Common Stock as of such date and (b) such number of shares of Common Stock. The "Fair Value" shall be determined by either (i) the mutual agreement of the Corporation and Two Thirds in Interest of the Holders within thirty days of receipt of written notice from the Corporation, pursuant to Section 2.1 hereof, of the anticipated occurrence of a Triggering Event; or (ii) if the Holders and the Corporation are unable to agree within thirty days of the date of receipt of written notice from the Corporation pursuant to Section 2.1 hereof, at the election of either party, pursuant to the Appraisal Procedure.

            "Fully Diluted Basis" shall mean on a basis whereby the aggregate number of shares for such determination includes (i) all shares of such Common Stock then issued and outstanding; and (ii) all shares of Common Stock which would be outstanding upon the exercise, conversion or exchange of all outstanding Common Stock Equivalents, which Common Stock Equivalents are then exercisable, convertible or exchangeable.

            "Holder" shall mean the Person or Persons who shall from time to time own of record this Warrant.

            "Holders" shall mean the Persons who shall from time to time own of record all the outstanding Warrants, including this Warrant.

            "Investment Date" shall mean, with respect to any shares of Series B Preferred Stock, the date upon which such shares of Series B Preferred Stock were issued.

            "Number of Shares" shall mean, with respect to any Holder, the number of shares of Common Stock that, when taken together with the Value of the Original Series B Equity Stake of such Holder as of the Effective Date of the Triggering Event and all dividends


                                      -4-
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or other distributions received by such Holder (or its predecessor-in-interest)
with respect to the Series B Preferred Stock, would have a Fair Value as of such date equal to an amount that implies achievement of a 15% annual pre-tax internal rate of return (determined on a pro rata basis for any partial year and on a monthly compounding basis) on the aggregate amount paid by such Holder (or its predecessor-in-interest) for Series B Preferred Stock shares and for this Warrant from the Investment Date, calculated in accordance with generally accepted financial principles; provided, however, that if the Number of Shares determined as provided above is zero or less than zero, then the Number of Shares shall be zero and this Warrant shall immediately terminate.

            "Person" shall mean an individual, a corporation, a partnership, a trust, an unincorporated organization or a government organization or an agency or political subdivision thereof.

            "Securities Act" shall mean as of any date the Securities Act of 1933, as amended, or any similar Federal statute then in effect.

            "Securities Purchase Agreement" shall mean the Securities Purchase Agreement dated as of June 1, 1999, among the Corporation and the Purchasers named therein, as it may be amended from time to time.

            "Series A Preferred Stock" shall mean the Corporation's Series A Convertible Preferred Stock, par value $0.01 per share.

            "Series B Preferred Stock" shall mean the Corporation's Series B Redeemable Convertible Preferred Stock, par value $0.01 per share.

            "Stock" shall include any and all shares, interests or other equivalents (however designated) of, or participations in, the capital stock of the Corporation of any class.

            "Triggering Event" means the first to occur of the following events:

            (a) Any sale by the Corporation of shares of Common Stock or Common Stock Equivalents pursuant to a registration statement filed by the Corporation under the Securities Act (other than a registration statement filed on Form S-4 or Form S-8), which filing shall have been declared effective by the Securities and Exchange Commission, at a before-the-money market capitalization of not less than $75,000,000 and in which the gross proceeds received by the Corporation for such securities equals or exceeds $15,000,000.

            (b) Any sale, transfer or other disposition of all or substantially all of the assets of the Corporation, other than (i) sales or other transfers to affiliates or partners of the Holder and (ii) sales or other transfers to wholly owned affiliates of the Corporation, provided that such affiliate assumes all of the Corporation's obligations hereunder.


                                      -5-
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            (c) Any sale, transfer or other disposition of more than 80% of the outstanding Common Stock of the Corporation determined on a Fully Diluted Basis, other than (i) sales or other transfers to affiliates or partners of the Holder and (ii) sales or other transfers to wholly owned affiliates of the Corporation, provided that such affiliate assumes all of the Corporation's obligations hereunder.

            (d) Any merger or consolidation involving the Corporation immediately following the effective date of which a majority of the board of directors of the corporation surviving such merger or consolidation are not members of the board of directors immediately prior to such merger or consolidation.

            "Two Thirds in Interest of the Holders" means Holders of (i) Warrants representing at least two-thirds of the number of shares of Common Stock then issuable upon exercise of the Warrants or (ii) two-thirds of the number of shares of Series B Preferred Stock then outstanding.

            "Value of the Original Series B Equity Stake," as of any date with respect to any Holder, shall mean the greater of:

            (a) the Fair Value of the number of shares of Common Stock issuable upon the conversion of the issued shares of Series B Preferred Stock originally issued to the Holder (or its predecessor-in-interest); and

            (b) the lesser of:

                  (i) the liquidation value as of such date of the shares of
            Series B Preferred Stock originally issued to the Holder (or its predecessor-in-interest); and

                  (ii) the stockholders equity of the Corporation as of the end of the most recent fiscal quarter of the Corporation, as reflected on the balance sheet of the Corporation, determined in accordance with generally accepted accounting principles; provided, however, that if the stockholders equity of the Corporation as reflected on such balance sheet is zero or less than zero, then the number calculated pursuant to this clause (b) shall be zero.

            "Warrant" shall mean this Warrant.

            "Warrant Price" shall mean $0.01 per share of Common Stock.

            "Warrants" shall mean this Warrant and all other Warrants issued by the Corporation pursuant to the Securities Purchase Agreement.

            2. Determination of "Number of Shares".


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                  2.1. Thirty days prior to the anticipated occurrence of a
Triggering Event, the Corporation shall deliver notice to the Holder that a Triggering Event is expected to occur and providing a description in reasonable detail of the Triggering Event and the anticipated Effective Date of such Triggering Event.

                  2.2. Within thirty days of receipt by the Holder of written notice from the Corporation pursuant to Section 2.1 hereof, the Corporation and the Two Thirds in Interest of Holders shall attempt to agree on the Number of Shares for the Holders and, if they so agree, the number so agreed shall be the Number of Shares. If, within thirty days of receipt by the Holders of the notice from the Corporation referred to in Section 2.1, the Corporation and Two Thirds in Interest of the Holders have been unable to so agree, either party may invoke the Appraisal Procedure described in Section 9 hereof, in which event such Appraiser or Appraisers shall be instructed to determine the Number of Shares, which shall then be binding on the Corporation and the Holder.

            3. Duration. The right to exercise this Warrant to subscribe for and purchase shares of Common Stock represented hereby shall commence on the Effective Date of a Triggering Event and shall expire at 5:00 P.M., Eastern Time, on the last day of the Effective Period.

            4. Method of Exercise; Payment; Issuance of New Warrant; Transfer and Exchange.

                  4.1. The purchase right represented by this Warrant may be exercised any time during the Effective Period. If this Warrant is exercised on the Effective Date of a Triggering Event, such exercise shall be deemed to occur prior to the occurrence of the Triggering Event, except for purposes of determining the Fair Value per share of Common Stock, the Number of Shares and determining the number of shares outstanding on a Fully Diluted Basis hereunder.

                  4.2. The Holder hereof may exercise this Warrant, in whole or in part, by delivery to the Corporation at its office at 11403 Cronridge Drive, Suite 200, Owings Mills, Maryland, 21117, Attention: Chief Executive Officer (or such other address as the Corporation may specify to Holder from time to time), of (a) a written notice of Holder's election to exercise this Warrant, which notice shall specify the number of shares of Common Stock to be purchased, (b) payment of the Exercise Price in the manner provided below and (c) this Warrant. Such notice shall be substantially in the form of the subscription form appearing at the end of this Warrant as Exhibit A, duly executed by Holder or its agent or attorney. Payment of the Exercise Price shall be made at the option of Holder by (i) wire transfer to an account in a bank located in the United States designated for such purpose by the Corporation, (ii) certified or official bank check, (iii) cancellation of indebtedness of the Corporation to Holder at the time of exercise, (iv) cancellation as of the date of exercise of a portion of this Warrant (calculated as the net fair market value of such cancelled portion at the time of


                                      -7-
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exercise) or (v) any combination of the foregoing. The net fair market value of any portion of this Warrant cancelled in full or partial payment of the Exercise Price shall be determined by (A) multiplying (i) the number of shares of Common Stock for which the portion of this Warrant to be cancelled was exercisable by
(ii) the Fair Value of a share of Common Stock as of the date of cancellation and (B) subtracting from such product the aggregate Exercise Price of the shares of Common Stock for which the portion of this Warrant to be cancelled was exercisable. In the event of any exercise of the rights represented by this Warrant, (x) certificates for the shares of Common Stock so purchased shall be dated the date of such exercise and delivered to the Holder hereof within a reasonable time, not exceeding 15 days after such exercise, and the Holder hereof shall be deemed for all purposes to be the Holder of the shares of Common Stock so purchased as of the date of such exercise, and (y) unless this Warrant has expired pursuant to Section 3 hereof, a new Warrant representing the number of shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder hereof within such time. Any such warrant shall be dated the date hereof and shall represent the right to purchase the remaining number of shares of Common Stock issuable pursuant thereto. By exercising this Warrant, the Holder represents and warrants as of the date of exercise with respect to the matters set forth in Section 4 of the Securities Purchase Agreement.

                  4.3. Subject to compliance with Section 7 hereof, this Warrant may be transferred on the books of the Corporation by the Holder hereof in person or by duly authorized attorney, upon surrender of this Warrant at the principal office of the Corporation, properly endorsed and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. Subject to compliance with Section 7 hereof, this Warrant is exchangeable at the aforesaid principal office of the Corporation for two or more warrants for the purchase of the same aggregate number of shares of Common Stock, each new warrant to represent the right to purchase such number of shares of Common Stock as the Holder hereof shall designate at the time of such exchange. If this Warrant is transferred or exchanged for two or more Warrants prior to the Effective Date of a Triggering Event, the Number of Shares issuable under each such warrant shall be a percentage of the Number of Shares issuable hereunder which, together with all other warrants issued in the transfer or exchange of this Warrant, shall aggregate 100% of the Number of Shares hereunder. Any such warrants shall be dated the date hereof and shall be identical with this Warrant except as to the number of shares of Common Stock issuable pursuant thereto.

            5. Adjustments to Number of Shares for Diluting Issues.

                  5.1. Adjustment for Dividends, Distributions, Subdivisions, Combinations or Consolidation of Common Stock.

                  (i) Stock Dividends, Distributions or Subdivisions. In the
            event the Corporation at any time or from time to time after the Effective Date of a Triggering Event shall declare or pay any dividend or make any other


                                      -8-
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            distribution on the Common Stock payable in cash (other than regular quarterly cash dividends), Common Stock or other property (such other property being valued at the Fair Market Value) effect a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in Common Stock), then and in any such event, the Number of Shares shall be proportionately adjusted to reflect such dividend, distribution or subdivision as of:

            (1) in the case of any such dividend or distribution, immediately after the close of business on the record date for the determination of holders of any class of securities entitled to receive such dividend or distribution, or

            (2) in the case of any such subdivision, at the close of business on the date immediately prior to the date upon which such corporate action becomes effective.

If such record date or other effective date shall have been fixed and such dividend, distribution or subdivision shall not have been fully paid or effected on the date fixed therefor, the adjustment previously made to the Number of Shares which became effective on such record date or other date shall be canceled as of the close of business on such record date or other date, and thereafter the Number of Shares shall be adjusted pursuant to this Section 5.1 as of the time of actual payment of such dividend, distribution or effectiveness of such subdivision.

                  (ii) Combinations or Consolidations. In the event the
            outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Number of Shares in effect immediately prior to such combination or consolidation shall, concurrently with the effectiveness of such combination or consolidation, be proportionately adjusted.

                  5.2. Adjustment for Reclassification or Reorganization. In case of any capital reorganization or reclassification of the capital stock of the Corporation (other than a reclassification covered by Section 5.1(ii)), the Holder hereof shall thereafter be entitled upon the exercise of this Warrant to receive, in lieu of the shares of Common Stock for which this Warrant was exercisable prior to such reorganization or reclassification, the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Corporation deliverable upon the exercise of this Warrant would have been entitled upon such reorganization or reclassification. In any such case, appropriate adjustments (as determined by the board of directors) shall be made in the application of the provisions of this Section 5 set forth with respect to the rights and interest thereafter of the holders Common Stock issuable upon the exercise of this Warrant, to the end that the provisions of this Section 5 (including provisions with respect to changes in and other adjustments of the Number of Shares) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the exercise of this Warrant.


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            6. Stock Fully Paid; Reservation of Shares.

                  6.1. The Corporation covenants and agrees that all shares of Common Stock which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be fully paid and non-assessable and free from all taxes, liens and charges with respect to issuance. The Corporation further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Corporation will at all times have authorized and reserved for the purpose of the issue upon exercise of this Warrant a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant. Notwithstanding any adjustment required pursuant to Section 5 above, in no event shall the Exercise Price per share of Common Stock be less than the par value of the Common Stock.

                  6.2. The Corporation shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder hereof against impairment. Without limiting the generality of the foregoing, the Corporation will (a) not increase the par value of any shares of Common Stock above the amount payable therefor upon the exercise of this Warrant immediately prior to such increase in par value and (b) take all such action as may be necessary or appropriate in order that the Corporation may validly and legally issue fully paid and nonassessable shares of Common Stock, free and clear of any liens, claims, encumbrances and restrictions (other than as provided herein) upon the exercise of this Warrant.

            7. Restrictions on Transferability. The Warrant and the Common Stock issued upon exercise of the Warrant shall not be transferred, hypothecated or assigned before satisfaction of the conditions specified in this Section 7, which conditions are intended to ensure compliance with the provisions of the Securities Act and state securities or "blue sky" laws with respect to the transfer, hypothecation or assignment of any Warrant or Common Stock issued upon exercise of any Warrant. Holder, by acceptance of this Warrant, agrees to be bound by the provisions of this Section 7.

                  7.1. Restrictive Legend.

                  7.1.1 Except as otherwise provided in this Section 7, each certificate for Common Stock issued upon exercise of this Warrant, and each certificate for Common Stock issued to any subsequent transferee of any such certificate, shall be stamped or otherwise imprinted with a legend in substantially the following form:


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

                  "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES OR BLUE SKY LAWS OF ANY STATE. THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED IN VIOLATION OF SUCH ACT AND LAWS OR THE RULES AND REGULATIONS THEREUNDER."

                  7.1.2 Except as otherwise provided in this Section 7, each Warrant shall be stamped or otherwise imprinted with a legend in substantially the following form:

                  "THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS BY REASON OF EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND SUCH STATE SECURITIES LAWS AND MAY NOT BE SOLD, PLEDGED, ASSIGNED OR OTHERWISE DISPOSED OF IN ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR UNLESS, IN THE OPINION OF COUNSEL TO AMERICA'S DOCTOR, INC., AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE."

            7.2. Notice of Proposed Transfers. Prior to any transfer, hypothecation or assignment or attempted transfer, hypothecation or assignment of the Warrant or any Common Stock issued upon exercise of the Warrant, the Holder of such Warrant or Common Stock shall give ten (10) days prior written notice (a "Transfer Notice") to the Corporation of such Holder's intention to effect such transfer, hypothecation or assignment, describing the manner and circumstances of the proposed transfer, hypothecation or assignment, and obtain from Counsel a written opinion addressed to the Corporation that the proposed transfer, hypothecation or assignment of the Warrant or such Common Stock may be effected without registration under the Securities Act and applicable state securities or "blue sky" laws. After receipt of the Transfer Notice and written opinion, the Corporation shall, within five (5) days thereof, so notify the Holder of the Warrant or such Common Stock in writing and such Holder shall thereupon be entitled to transfer, hypothecate or assign the Warrant or Common Stock, in accordance with the terms of the Transfer Notice. Each certificate, if any, evidencing such shares of Common Stock issued upon such Transfer shall bear the restrictive legend set forth in Section 7.1.1, and each Warrant issued upon such Transfer shall bear the legend set forth in Section 7.1.2, unless in the written opinion of Counsel addressed to the Corporation such legend is not required in order to ensure compliance with the Securities Act and applicable state securities or "blue sky" laws. The Holder of the Warrant or such Common Stock, as the case may be, giving the Transfer Notice shall not be entitled to transfer the Warrant or such Common Stock until receipt of notice from the Corporation under this Section 7.2.


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

            8. Fractional Shares. No fractional shares of Common Stock will be issued in connection with any exercise hereof, but in lieu of such fractional shares, the Corporation shall make a cash payment therefor equal in amount to the product of the applicable fraction multiplied by the Warrant Price.

            9. Determination of Fair Value Binding; Expenses; Cooperation. Whenever any provision of this Agreement requires a determination of Fair Value per share of Common Stock pursuant to the Appraisal Procedure, such determination in accordance with such procedure shall be binding on the Holder and the Corporation. If an Appraiser is selected by agreement between the Corporation and Two Thirds in Interest of the Holders, the fees and expenses of such Appraiser shall be paid one-half by the Corporation and one-half by the Holders. If two Appraisers are selected (one by each of the Corporation and Two Thirds in Interest of the Holders), the Corporation shall pay the fees and expenses of the Appraiser selected by it and the Holders shall pay the fees and expenses of the Appraiser selected by the Holders. If a third Appraiser is selected, the fees and expenses of such third Appraiser shall be paid one-half by the Corporation and one-half by the Holders. The Corporation and the Holder agree to fully cooperate with all Appraisers and, in connection therewith, the Corporation shall make available to all such Appraisers all information (financial or otherwise) relating to the Corporation reasonably requested by such Appraisers.

            10. Amendment and Waiver. Any term, covenant, agreement or condition in this Warrant may be amended, or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), by a written instrument or written instruments executed by the Corporation and the Holder.

            11. Governing Law. THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY CONSENTS TO SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES OF AMERICA, IN EACH CASE LOCATED IN THE COUNTY OF NEW YORK, FOR ANY ACTION, PROCEEDING OR INVESTIGATION IN ANY COURT OR BEFORE ANY GOVERNMENTAL AUTHORITY ("LITIGATION") ARISING OUT OF OR RELATING TO THIS WARRANT AND THE TRANSACTIONS CONTEMPLATED HEREBY (AND AGREES NOT TO COMMENCE ANY LITIGATION RELATING THERETO EXCEPT IN SUCH COURTS), AND FURTHER AGREES THAT SERVICE OF ANY PROCESS, SUMMONS, NOTICE OR DOCUMENT BY U.S. REGISTERED MAIL TO ITS RESPECTIVE ADDRESS SET FORTH IN THIS WARRANT SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY LITIGATION BROUGHT AGAINST IT IN ANY SUCH COURT. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION TO THE LAYING OF VENUE OF ANY LITIGATION ARISING OUT OF THIS WARRANT OR THE TRANSACTIONS CONTEMPLATED HEREBY IN THE COURTS OF THE STATE OF NEW YORK OR THE UNITED STATES OF AMERICA, IN EACH CASE LOCATED IN THE COUNTY OF NEW YORK, AND HEREBY FURTHER IRREVOCABLY AND UNCONDITIONALLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH OF THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHTS TO TRIAL BY JURY IN CONNECTION WITH ANY LITIGATION ARISING OUT OF OR RELATING TO THIS WARRANT OR THE TRANSACTIONS CONTEMPLATED HEREBY.


Dated: June 1, 1999                    AMERICASDOCTOR.COM, INC.

Attest:                                By: /s/ Scott M. Rifkin
                                          --------------------------------------
                                       Scott M. Rifkin, Chief Executive Officer


/s/ Allan Sanders
-------------------------
Allan Sanders, Secretary

                                                                       EXHIBIT A

                                SUBSCRIPTION FORM

                  To be executed only upon exercise of Warrant

            The undersigned registered owner of the attached Warrant irrevocably exercises the attached Warrant for the purchase of ________ shares of Common Stock, $0.01 par value, of America's Doctor, Inc. and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant and requests that certificates for the shares of Common Stock hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to _______________________ whose address is ______________________________________________ and, if such shares of Common
Stock shall not include all of the shares of Common Stock issuable as provided in this Warrant, that a new Warrant of like tenor and date for the balance of the shares of Common Stock issuable hereunder be delivered to the undersigned.


                              --------------------------------
                              Name of Registered Owner


                              --------------------------------
                              Signature of Registered Owner


                              --------------------------------

                              --------------------------------
                              Address


                              --------------------------------
                              Federal ID Number

NOTICE: The signature on this subscription must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

                                                                       EXHIBIT B

                                 ASSIGNMENT FORM

            FOR VALUE RECEIVED, the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of shares of Common Stock set forth below:

Name and Address of Assignee        No. of Shares of Common Stock
----------------------------        -----------------------------


and does hereby irrevocably constitute and appoint __________________ attorney-in-fact to register such transfer on the books of America's Doctor, Inc. maintained for the purpose, with full power of substitution in the premises.


Dated:
      ------------------------------
Name:
     -------------------------------


Signature:
          --------------------------

NOTICE: The signature on this assignment must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.